SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2001


                               4net Software, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                        33-13110                   11-2831380
---------------              ---------------------       ---------------------
(State or other              (Commission File No.)          (I.R.S. Employer
Jurisdiction of                                          Identification Number)
Incorporation)


            10 South Street, Suite 202, Ridgefield, Connecticut 06877
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 894-9755
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)

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Item 4.   Changes in Registrant's Certifying Accountant.

          (a) Previous independent accountants

               (i) On December 3, 2001, the registrant dismissed Kaufman, Rossin & Co. as its independent accountants.

               (ii) The reports of Kaufman, Rossin & Co. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) The Board of Directors of the registrant, participated in and approved the decision to change independent accountants.

               (iv) In connection with its audits for the two most recent fiscal years and through December 2, 2001, there have been no disagreements with Kaufman, Rossin & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kaufman, Rossin & Co. would have caused them to make a reference thereto in their report on the financial statements for such periods.

               (v) During the two most recent fiscal years and through December 2, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

               (vi) the registrant has requested that Kaufman, Rossin & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Kaufman, Rossin & Co. is attached hereto as Exhibit 16.1 to this Form 8-K

          (b) New independent accountants.

               (i) the registrant engaged Wheeler Wasoff, P.C. as its new independent accountants, as of December 4, 2001. During the two most recent fiscal years and through December 4, 2001, the registrant has not consulted Wheeler Wasoff, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the registrant, and either a written report was provided to the registrant or oral advice was provided that Wheeler Wasoff, P.C. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.

               (ii) During the two most recent fiscal years and through December 4, 2001, the registrant has not consulted Wheeler Wasoff, P.C. regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
               Item 304(a)(1)(iv) of Regulation S-K.

               (iii) the registrant has requested that Wheeler Wasoff, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Wheeler Wasoff, P.C. is attached hereto as Exhibit 16.2 to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Business Acquired

               Not Applicable

          (b) Pro Forma Financial Information

               Not Applicable

          (c) Exhibits.

               The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
---------         ---------------
16.1              Letter from Kaufman, Rossin & Co.

16.2              Letter from Wheeler Wasoff, P.C.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           4net Software, Inc.
                                           (Registrant)

                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson,
                                           CEO and President

Dated: December 4, 2001

                                  Exhibit Index

Exhibit           Description
---------         ---------------
16.1              Letter from Kaufman, Rossin & Co.

16.2              Letter from Wheeler Wasoff, P.C.